UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2013

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01, “Entry into a Material Definitive Agreement”

On August 7, 2013, Moody’s Corporation (the “Company”) entered into an underwriting agreement by and among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriting Agreement”), with respect to the issuance and sale of $500 million principal amount of the Company’s 4.875% Senior Notes due 2024 (the “notes”). The notes were registered under the Company’s Registration Statement on Form S-3 (Registration No. 333-190259) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on July 30, 2013. The above description of the Underwriting Agreement is a summary only and is qualified in its entirety by reference to the Underwriting Agreement which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

On August 12, 2013, the Company closed its public offering of the notes. In connection with the closing of the notes offering, the Company entered into a third supplemental indenture between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), dated as of August 12, 2013 (the “Third Supplemental Indenture”), to the indenture between the Company and the Trustee, dated as of August 19, 2010 (the “Base Indenture” and, together with the Third Supplemental Indenture, the “Indenture”). The Third Supplemental Indenture includes a form of the notes. For a description of the material terms of the Indenture and the notes, see the information set forth below in Item 2.03, which is incorporated by reference into this Item 1.01.

Item 2.03, “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant”

On August 12, 2013, the Company issued and sold $500 million aggregate principal amount of the notes in a public offering pursuant to the Registration Statement. The net proceeds of the offering are expected to be used for general corporate purposes, including working capital, capital expenditures, acquisitions of or investments in businesses or assets, redemption and repayment of short-term or long-term borrowings, and purchases of the Company’s common stock under its ongoing stock repurchase program.

The notes bear interest at the fixed rate of 4.875% per year and mature on February 15, 2024. Interest on the notes will be due semiannually on February 15 and August 15 of each year, commencing February 15, 2014. The Company may redeem the notes, in whole or in part, at any time at a price equal to 100% of the principal amount being prepaid, plus accrued and unpaid interest and a make-whole premium. Notwithstanding the immediately preceding sentence, the Company may redeem the notes, in whole or in part, at any time or from time to time on or after November 15, 2023 (three months prior to their maturity), at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding the redemption date. Additionally, at the option of the holders of the notes, the Company may be required to purchase all or a portion of the notes upon the occurrence of a “Change of Control Triggering Event,” as defined in the Indenture, at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.

The Indenture contains covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur or create liens and enter into sale and leaseback transactions. In addition, the Indenture contains a covenant that limits the ability of the Company to consolidate or merge with another entity or to sell all or substantially all of its assets to another entity.

The Indenture contains customary default provisions. In addition, an event of default will occur if the Company or certain of its subsidiaries fail to pay the principal of any Indebtedness (as defined in the Indenture) when due at maturity in an aggregate amount of $50 million or more, or a default occurs that results in the acceleration of the maturity of the Company’s or certain of its subsidiaries’ Indebtedness in an aggregate amount of $50 million or more. Upon the occurrence and during the continuation of an event of default under the Indenture, the notes may become immediately due and payable either automatically or by the vote of the holders of more than 25% of the aggregate principal amount of all of the notes then outstanding.

The description of the Base Indenture, Third Supplemental Indenture and the form of the notes are summaries and are qualified in their entirety by the terms of the indentures and the form of notes included therein. The Base Indenture is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated August 19, 2010, filed with the Commission, and the Third Supplemental Indenture and form of notes are attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 8.01, “Other Events”

On August 7, 2013, the Company issued a press release announcing that it priced the offering of the notes. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01, “Financial Statements and Exhibits”

(d)	Exhibits

1.1	Underwriting Agreement, dated August 7, 2013, by and among Moody’s Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated August 12, 2013, between the Company and Wells Fargo Bank, National Association, as trustee.

4.2	Form of notes (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP, New York, New York.

23.1	Consent of Gibson, Dunn & Crutcher LLP, New York, New York (included in Exhibit 5.1).

99.1	Press release of Moody’s Corporation dated August 7, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins
Executive Vice President and General Counsel

Date: August 12, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 7, 2013, by and among Moody’s Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated August 12, 2013, between the Company and Wells Fargo Bank, National Association, as trustee.

4.2	Form of notes (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP, New York, New York.

23.1	Consent of Gibson, Dunn & Crutcher LLP, New York, New York (included in Exhibit 5.1).

99.1	Press release of Moody’s Corporation dated August 7, 2013.